Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

International Value Fund

(the “Fund”)

Supplement dated November 14, 2023, to the Summary Prospectuses and the Prospectuses of the Fund, each dated October 1, 2023, as supplemented to date

Effective on November 30, 2023 the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Paige Henderson, CFA, CFP, Portfolio Manager	2023

Jonathan Drexel, CFA, Portfolio Manager	2023

The third paragraph of the Prospectus, related to the International Value Fund, entitled “Management-Investment Subadvisers-Allspring Global Investments, LLC (“Allspring”) is deleted in its entirety and replaced with the following:

Allspring is responsible for managing the assets of the International Value Fund, which is managed by Paige Henderson, CFA, CFP and Jonathan Drexel, CFA.

Ms. Henderson is a senior portfolio manager for the Resilient Global Equity team at Allspring Global Investments. She joined Allspring from its predecessor, Wells Fargo Asset Management (WFAM). Before joining WFAM, Ms. Henderson served as an institutional client manager for Evergreen Investments and as a director of core equity management for BB&T Asset Management. Previously, she was a portfolio manager for Evergreen Private Asset Management and a co-portfolio manager and equity research analyst with Wachovia Asset Management. Prior to joining Wachovia, Ms. Henderson served as an auditor at KPMG Peat Marwick. She began her investment industry career in 1991. Ms. Henderson earned a bachelor’s degree in accounting and a master’s degree in business administration from the University of North Carolina, Chapel Hill. She is a certified public accountant and has earned the right to use the Chartered Financial Analyst® (CFA®) and Certified Financial Planner (CFP®) designations.

Mr. Drexel is a portfolio manager for the Resilient Global Equity team at Allspring Global Investments. He joined Allspring from its predecessor, Wells Fargo Asset Management (WFAM). Before joining WFAM, Mr. Drexel served as an equity research analyst at TIAA-CREF and as a portfolio manager at U.S. Trust. He began his investment industry career in 1999. Mr. Drexel earned a bachelor’s degree in business economics from State University of New York, Plattsburgh, and has earned the right to use the Chartered Financial Analyst® (CFA®) designation.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.